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                                                                    Exhibit 10.5

                         SECURITY AGREEMENT SUPPLEMENT

                                                     Dated as of August 15, 2001

Wilmington Trust Company and David A. Vanaskey, as Collateral Trustees for the
    Secured Holders referred to below
Rodney Square North
1100 North Market Street
Wilmington, DE 19890

                             U.S. Industries, Inc.
                          USI American Holdings, Inc.
                                USI Global Corp.

Ladies and Gentlemen:

          Reference is made to (i) the personal property listed on Schedules I, II, III, IV, V, VI and VII hereto, (ii) the Amended and Restated Collateral Trust Agreement dated as of August 15, 2001 (as so amended and restated and as the same may hereafter be further amended, amended and restated, supplemented or otherwise modified from time to time, the "Collateral Trust Agreement"), with the Collateral Trustees, with respect to the Collateral (as therein defined) granted to the Collateral Trustees for their benefit and in trust for the Equal and Ratable Benefit of the Representatives and the Secured Holders (each as defined in the Collateral Trust Agreement) pursuant to the Pledge and Security Agreement (defined below) and other Collateral Documents (as defined in the collateral Trust Agreement), (iii) the Amended and Restated Pledge and Security Agreement dated as of August 15, 2001 (as so amended and restated and as the same may hereafter be further amended, amended and restated, supplemented or otherwise modified from time to time, the "Pledge and Security Agreement") made by the Pledgors from time to time party thereto in favor of the Collateral Trustees, and (iv) the Amendment, Restatement, General Provisions and Intercreditor Agreement dated as of August 15, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Master Agreement") pursuant to which each of the undersigned has agreed to grant to the Collateral Trustees, pursuant to the terms of the Collateral Trust Agreement and the Pledge and Security Agreement, a security interest in all of its property and assets, which security interest shall in each case be subordinate in priority to the Rexair Debt Lien. This Security Agreement Supplement is being executed by the undersigned in accordance with Section 9.15 of the Collateral Trust Agreement and Section 22(b) of the Pledge and Security Agreement. Terms defined in the Master Agreement, the Collateral Trust Agreement or the Pledge and Security Agreement and not otherwise defined herein are used herein as therein defined.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned does hereby agree as follows:

          Section 1. Grant of Security. Each of the undersigned hereby assigns and pledges to the Collateral Trustees for their benefit and in trust for the equal and ratable benefit of the Representatives and the Secured Holders, and hereby grants to the Collateral Trustees for their benefit and in trust for the Equal and Ratable Benefit of the Representatives and the Secured Holders a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing


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or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Pledge and Security Agreement.

          Section 2. Security for Secured Obligations. The pledge and assignment of, and the grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Pledge and Security Agreement secures the payment of all the Secured Obligations of the Borrowers now or hereafter existing under or in respect of the Secured Agreements.

          Section 3. Supplements to the Pledge and Security Agreement Schedules. Each of the undersigned has attached hereto supplemental Schedules I, II, III, IV, V, VI and VII to Schedules I, II, III, IV, V, VI and VII respectively, to the Pledge and Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Pledge and Security Agreement and are complete and correct in all material respects.

          Section 4. Representations and Warranties. Each of the undersigned hereby makes each representation and warranty set forth in Section 9 of the Pledge and Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Pledgor.

          Section 5. Obligations Under the Pledge and Security Agreement and Collateral Trust Agreement. Each of the undersigned hereby agrees, as of the date first above written, to be bound as a Pledgor by all of the terms and provisions of the Pledge and Security Agreement to the same extent as each of the other Pledgors. Each of the undersigned further agrees, as of the date first above written, that each reference in the Pledge and Security Agreement to an "Additional Pledgor" or a "Pledgor" shall also mean and be a reference to the undersigned.

          Section 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.


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                                       Very truly yours,

                                       _____________________________, as Pledgor


                                       By: /s/
                                          -------------------------------------
                                          Name:
                                          Title:


Acknowledged and agreed:

WILMINGTON TRUST COMPANY, not
in its individual capacity but solely as Collateral Trustee


By: /s/
   --------------------------------------
Title:


DAVID A. VANASKEY, not in his individual capacity but solely as Collateral Trustee


By: /s/
   --------------------------------------
Title:


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